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                   COMMONWEALTH ASSOCIATES GROWTH FUND, INC.
                                  733 Third Avenue
                              New York, New York  10017


                                              September 27, 1994


Dear Fellow Stockholders:

          You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Monday, October 24, 1994 at 1:00 P.M. at the offices of Tenzer, Greenblatt, Fallon & Kaplan, 405 Lexington Avenue, 14th Floor, New York, New York 10174.

          The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

          Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at Two Broadway, New York, New York 10004.

          Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                              Cordially,


                              Michael S. Falk
                              Chairman of the Board
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                    COMMONWEALTH ASSOCIATES GROWTH FUND, INC.
                                733 Third Avenue
                           New York, New York  10017
                             ____________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD OCTOBER 24, 1994
                            ____________________

To the Stockholders of COMMONWEALTH ASSOCIATES GROWTH FUND, INC.

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Commonwealth Associates Growth Fund, Inc. (the "Company") will be held on Monday, October 24, 1994, at 1:00 P.M., local time, at the offices of Tenzer, Greenblatt, Fallon & Kaplan, 14th Floor, 405 Lexington Avenue, New York, New York 10174, for the following purposes:

          1. To elect two (2) Class I directors to hold office until the 1995 Annual Meeting of Stockholders; two (2) Class II directors to hold office until the 1996 Annual Meeting of Stockholders; and one (1) Class III director to hold office until the 1997 Annual Meeting of Stockholders and, in each case, until their respective successors have been duly elected and qualified;

          2.   To amend the Company's Articles of Amendment and
Restatement to change the Company's name to "The MicroCap Growth
Fund, Inc."

          3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          Only stockholders of record at the close of business on September 22, 1994 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

- ----------------------------------------------------------------

IF YOU EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

- -----------------------------------------------------------------
                           By Order of the Board of Directors,

                           Michael S. Falk
                           Chairman of the Board
September 27, 1994
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                      PROXY STATEMENT

            COMMONWEALTH ASSOCIATES GROWTH FUND, INC.

                 ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD OCTOBER 24, 1994


          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of COMMONWEALTH ASSOCIATES GROWTH FUND, INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on Monday, October 24, 1994, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

          Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about
September 27, 1994.

          The costs of soliciting proxies will be borne by the Company. It is estimated that these costs will be nominal.

          Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

          The address and telephone number of the principal executive offices of the Company are:

                    733 Third Avenue
                    New York, New York  10017
                    Telephone No.:  (800) 888-6534


               OUTSTANDING STOCK AND VOTING RIGHTS

          Only stockholders of record at the close of business on September 22, 1994 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 2,204,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

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                        VOTING PROCEDURES

          The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock, present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is present if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. The proposal to amend the Company's Articles of Amendment and Restatement to change the Company's name to "The MicroCap Growth Fund, Inc." will require a favorable vote of a majority of all of the shares entitled to vote at the Annual Meeting for approval and adoption. All other matters at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock cast with respect thereto, provided a quorum exists. In accordance with Maryland law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same effect as a vote "against" a matter presented at the meeting. With respect to the proposal to amend the Company's name to "The MicroCap Growth Fund, Inc.," and any other matters which may come before the meeting requiring the vote of a particular percentage of the outstanding shares entitled to vote on such matter, broker non-votes will have the same effect as a vote "against" such proposal. With respect to all other matters to come before the meeting, broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter.

          The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.


                      ELECTION OF DIRECTORS

          Pursuant to the Company's By-Laws, commencing upon the date of this year's Annual Meeting, the Board of Directors will be classified into three classes (Class I, Class II and Class
III) each with a term of three years, except as set forth below. At this year's Annual Meeting of Stockholders, two (2) Class I directors will be elected to hold office for a term expiring at the 1995 Annual Meeting; two (2) Class II directors will be
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
elected to hold office for a term expiring at the 1996 Annual Meeting; and one (1) Class III director will be elected to hold office for a term expiring at the 1997 Annual Meeting; and, in each case, until a successor is elected and qualified or until the director's earlier resignation or removal. Following the election of directors at this Annual Meeting, only one class of directors will stand for election by stockholders in any given year.

          Messrs. James E. Brands and Leonard J. DeRoma have been nominated as Class I directors, Messrs. Jeffrey Lewis and Kamal
Mustafa have been nominated as Class II directors and Mr. Michael
S. Falk has been nominated as a Class III director.

          At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a Proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the Proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors of the Company that he will be available to serve.


     Name                Age       Position

Michael S. Falk*         33        Chairman of the Board of
                                   Directors
Kamal Mustafa*           46        President, Chief Executive
                                     Officer, Portfolio Manager
                                     and Director
James E. Brands          57        Director
Jeffrey Lewis            55        Director
Leonard J. DeRoma        42

_______________

* Indicates "interested person" of the Company within the meaning of the Investment Company Act of 1940 (the "1940
     Act")

Michael S. Falk has been Chairman of the Board of Directors of the Company since its inception. Since June 1988, Mr. Falk has been President, and since January 1994, Mr. Falk has also been Chief Executive Officer, of Commonwealth Associates, an investment banking firm, which is an affiliate of Commonwealth Associates Asset Management, Inc. (the "Administrator"), the Company's administrator. Mr. Falk also serves as President of the Administrator. In addition, since June 1988, Mr. Falk has
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
been President and Chairman of the Board of Commonwealth Associates Management Company, Inc. (formerly JMJ Management Company Inc.), the general partner of Commonwealth Associates ("CAMCI").

Kamal Mustafa has been President, Chief Executive Officer, Portfolio Manager and a director of the Company since April 1994 and was Managing Director of the Company from inception to August 1993. In addition, Mr. Mustafa has been Chief Executive Officer and Managing Director of Hamilton Capital Partners, a private investment consulting firm, since its formation in October 1991. Prior to the formation of Hamilton Capital Partners, Mr. Mustafa was a Managing Director and Executive Vice President of KSP, a leverage buyout fund. From March 1988 to April 1990, Mr. Mustafa was Managing Director of Kluge and Company, responsible for the origination and financing of acquisitions. From 1986 to March 1988, Mr. Mustafa was a Managing Director of Mergers and Acquisitions and a Managing Director of Merchant Banking at PaineWebber, Inc.

James E. Brands has been a director of the Company since October 1993. Mr. Brands has been Executive Vice President of RPS Investors, Inc., a private investment company, since 1985, and Vice Chairman and Chief Financial Officer of Scherer Healthcare, Inc., a public company engaged in the provision of medical services, since 1982. Mr. Brands has also been Chairman of the Board of Directors since April 1993, and Chief Executive Officer since April 1994, of Marquest Medical Products, Inc., a public company engaged in the manufacture of medical devices.
Mr. Brands is also a director of Biofor, Inc.

Leonard J. DeRoma has been Managing Director of Barclays deZoete
Wedd Securities, Inc. since June 1988.  From June 1987 to June
1988, Mr. DeRoma was Senior Vice President of Dean Witter
Reynolds, Inc.

Jeffrey Lewis has been a director of the Company since August
1993.  Since 1968, Mr. Lewis has been President and Chief
Executive Officer of J.B. Lewis Associates, Inc., a construction company.

          Article III Section 2 of the Company's By-Laws provides, in part:

               By vote of a majority of the entire
          Board of Directors, the number of directors fixed by the Articles of Incorporation or by the By-laws may be increased or decreased from time to time up to a maximum of 12, but shall never be less than two.

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
Article IV Section 3 of the Company's By-Laws provides in part:

               Any vacancy occurring by reason of an
          increase in the number of directors may be filled by an action of a majority of the entire Board of Directors at the time of the increase in size of the Board of Directors.
          A director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of stockholders or until a successor is elected and qualifies.

          During the period commencing from commencement of operations (March 19, 1993) through February 28, 1994, the Board of Directors held three meetings. Mr. Finkle attended two of the meetings of the Board of Directors held during such period.

          Officers are elected to serve, subject to the discretion of the Board of Directors, until their successors are appointed.

                     EXECUTIVE OFFICERS

          In addition to Messrs. Falk and Mustafa, the Company's executive officers include Mr. Mark T. Behrman.

Mark T. Behrman has been Chief Financial Officer and Treasurer of the Company since inception. Mr. Behrman has been Chief Financial Officer and Treasurer of the Administrator since its inception in January 1993. Since May 1994, Mr. Behrman has been Vice President - Corporate Finance and, from May 1992 to April 1994, Mr. Behrman was Chief Financial Officer, of Commonwealth Associates. From January 1990 to November 1991, Mr. Behrman served as Controller of Fundamental Brokers, Inc., a broker dealer. From March 1987 to January 1990, Mr. Behrman was employed as an accounting supervisor at Drexel Burnham Lambert, Inc.

Compliance With Section 16(a) of the Securities Exchange Act

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Holders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors, and 10% Holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

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
          To the Company's knowledge, based solely on the Company's review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons. The Company believes that, during the year ended February 28, 1994, all filing requirements applicable to its officers, directors, and 10% Holders were complied with, except that Messrs. Brands and Lewis did not file a Form 3 on a timely basis.


                  EXECUTIVE COMPENSATION

          Stephen J. Warner, former President and Chief Executive Officer of the Company, received compensation of $48,000 during the period from commencement of operations (March 19, 1993) through February 28, 1994. No executive officer received compensation equal to or in excess of $100,000 or options to purchase shares of Common Stock during such period.

Employment Agreements

          The Company and Kamal Mustafa entered into an employment agreement, effective April 1, 1994, pursuant to which Mr. Mustafa serves as the Company's President, Chief Executive Officer and Portfolio Manager for a five-year period for an annual salary of $50,000, subject to a mandatory cost of living increase, and further increases at the discretion of the Company's Board of Directors. In addition, during the term of the employment agreement, Mr. Mustafa is entitled to receive a performance fee equal to the sum of (i) 10% of all amounts eligible to be distributed under the Company's employee profit sharing plan (the "Plan") which are attributable to investments made by the Company prior to April 1, 1994 (excluding (x) such investments which result in losses during a given year and (y) the Company's investments set forth in paragraph (iii) of this sentence), but not less than zero, plus (ii) 30% of all amounts eligible to be distributed under the Plan which are attributable to investments made by the Company during the employment period (including additional investments in a company) plus (iii) 30% of all amounts eligible to be distributed under the Plan which are attributable to investments made by the Company prior to April 1, 1994 which are renegotiated or restructured by Mr. Mustafa; provided, however, that Mr. Mustafa shall not receive an amount greater than 30% of all amounts eligible to be distributed under the Plan. In the event Mr. Mustafa's employment under the employment agreement terminates for any reason, including, without limitation, termination of the period of the employment agreement, but excluding the termination of Mr. Mustafa's employment for cause, the Company shall pay to Mr. Mustafa or his legal representative the foregoing amounts whether Plan Income as to which such amounts relate were earned during the period of the employment agreement or thereafter; provided, however, that the amount so distributable to Mr. Mustafa in any given year shall not exceed 30% of all amounts eligible to be distributed under the Plan. Any amount payable to Mr. Mustafa pursuant to the foregoing provision for any given year but not so distributed in such year shall be distributed to Mr. Mustafa in the next subsequent year in which such amount is eligible to be distributed pursuant to the provisions of the 1940 Act.

Compensation of Directors

          Non-management directors receive an annual fee of $2,500 for serving on the Board of Directors and $250 and out-of-pocket expenses for each meeting attended.

Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

          The Company does not have a Compensation Committee of its Board of Directors. Decisions as to compensation are made by the Company's Board of Directors. Michael S. Falk, in his capacity as a director, participated in the Board's deliberations concerning compensation of executive officers for the Company during the period from March 19, 1993 (commencement of operations) through February 28, 1994. During such fiscal period, Mr. Falk served as President and Chairman of the Board of CAMCI, President of the Administrator, a wholly-owned subsidiary of CAMCI, and Chief Executive Officer of Commonwealth Associates, a partnership of which CAMCI is the general partner. The Company, the Administrator and Commonwealth Associates have certain common officers and employees. See "Certain Relationships and Related Transactions".

Report on Executive Compensation

          There is no Compensation Committee of the Board of Directors or other committee of the Board performing equivalent functions. During the period from March 19, 1993 (commencement of operations) through February 28, 1994, compensation of the Company's executive officers was determined by the Board of Directors. There is no formal compensation policy for the Company's executive officers, other than the existing employment agreement with Kamal Mustafa.

          Total compensation for executive officers consists of a combination of salaries and Plan Performance Fees. The salary of the Company's President and Chief Executive Officer is fixed annually by the terms of his employment agreement with the Company. No Plan Performance Fees were paid during the period from March 19, 1993 (commencement of operations) through February 28, 1994. The Company does not have a stock option plan.

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
          During the period from March 19, 1993 (commencement of operations) through February 28, 1994, Stephen J. Warner, the Company's former President and Chief Executive Officer received compensation of $48,000. During such period, the Company incurred a decrease in net assets of $2,015,011 ($.91 per share).

                         Michael S. Falk
                         James E. Brands
                         S. Marcus Finkle
                         John P. Innes, II
                         Jeffrey Lewis
                         Kamal Mustafa
                         Bruce W. Shewmaker

Stock Performance Graph

          The following line graph compares, from March 19, 1993, the first day on which the Company's Common Stock was publicly traded, through February 28, 1994, the cumulative total return among the Company, companies comprising the NASDAQ Market Index and a Peer Group Index, based on an investment of $100 on March 19, 1993, in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of dividends. The Peer Group Index consists of business development companies listed on NASDAQ. These companies are: Acorn Venture Capital Corporation, Allied Capital Corp., Allied Capital Corp. II, Capital Southwest Corp., PMC Capital, Inc. and Prism Group, Inc. Historic stock price is not necessarily indicative of future stock price performance.

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
                    COMPARISON OF CUMULATIVE TOTAL RETURN
                  COMMONWEALTH ASSOCIATES GROWTH FUND, INC.
                     PEER GROUP AND NASDAQ MARKET INDEX
        -----------------------------------------------------------------
       |                                                               *|
D 120- |                                           *             $      |
       |                                             $                  |
O 100- |                           *$&                                  |
       |                                            &                   |
L  80- |                                                        &       |
       |                                                                |
L  60- |                                                                |
       |                                                                |
A  40- |                                                                |
       |                                                                |
R  20- |                                                                |
       |                                                                |
S   0- | ---------------------------------------------------------------|
       | --------------------------|------------------------------------|
                                  1993                                 1994

                                             3/19/93                2/28/94
                                             -------                -------
Commonwealth Associates Growth
   Fund, Inc. (&)                             $100                   $86.25
Peer Group ($)                                $100                  $104.16
NASDAQ Market Index (*)                       $100                  $120.68

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

                    VOTING SECURITY OWNERSHIP OF
               CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth certain information as of September 22, 1994, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) the Company's Chief Executive Officers;
(iii) each of the Company's directors and nominees for director; and (iv) all executive officers and directors as a group:

    Name and               Amount and Nature             Percentage of
   Address of                of Beneficial                Outstanding
Beneficial Owner             Ownership(1)                 Shares Owned
- ----------------           ------------------           ---------------
James E. Brands               26,000(2)                      1.2%
Michael S. Falk               20,500                          *
Kamal Mustafa                 15,000                          *
S. Marcus Finkle**             5,000                          *
Jeffrey Lewis                  3,500                          *
John P. Innes, II**             --                            --
Bruce W. Shewmaker**            --                            --
All executive officers        70,000                         3.2%
and directors as a
group (eight persons)
__________________
 * Less than 1%
** Will not stand for re-election as a director.

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that warrants or options that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof have been exercised.

(2) Includes 21,000 shares of Common Stock beneficially owned by Scherer Scientific, Ltd., of which Mr. Brands is general partner.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


          On March 2, 1993, the Administrator purchased 10,000 shares of common stock for $100,000, or $10.00 per share.

          Pursuant to an agreement, dated March 19, 1993, between the Company and the Administrator (the "Administration Agreement"), the Administrator administers, subject to the overall supervision of the Company's Board of Directors, the Company's business affairs and furnishes the Company with office facilities and clerical, bookkeeping and recordkeeping services at such facilities. In return for its administrative services, the Company pays to the Administrator an annual fee of 1% of the Company's net assets, determined and payable quarterly, throughout the term of the Administration Agreement. During the period from commencement of operations (March 19, 1993) through February 28, 1994, the Company paid the Administrator a fee of $181,816.

          Commonwealth Associates acted as underwriter of the Company's initial public offering. In connection with the Company's initial public offering, Commonwealth Associates received underwriting discounts and commissions of $1,535,800, 7% of the proceeds of the offering, and a non-accountable expense allowance of $548,500, 2 1/2% of the proceeds of the offering. During the period from March 19, 1993 (commencement of operations) through February 28, 1994, Commonwealth Associates acted as broker with respect to certain transactions in marketable securities for which it received aggregate commissions of $3,770 from the Company.


                           PROPOSAL I


      AMENDMENT TO ARTICLES OF AMENDMENT AND RESTATEMENT
 TO CHANGE THE COMPANY'S NAME TO THE MICROCAP GROWTH FUND, INC.

          The Board of Directors has adopted a resolution proposing that the Company amend its Articles of Amendment and Restatement to change the name of the Company to "The MicroCap
Growth Fund, Inc."

          The Board of Directors and management of the Company believe that the proposed change in the Company's name will create an identity for the Company in the financial marketplaces and better enable the Company to participate in private placements of securities for which a variety of investment banking firms act as placement agent. Specifically, it is intended that the name "The MicroCap Growth Fund, Inc." will more clearly identify the size of portfolio companies in which the Company intends to investment and will heighten recognition of the Company as an independent business development company by investors, investment companies, potential portfolio companies and the general public by clearly distinguishing the Company from an investment banking firm with a similar name.

          The Board of Directors and management believe that a change in name to "The MicroCap Growth Fund, Inc." is appropriate and recommends a vote FOR adoption of the Company's Amendment to the Articles of Amendment and Restatement. A favorable vote of a majority of all of the shares entitled to vote at the Annual Meeting is required for approval and adoption of the amendment changing the Company's name. ACCORDINGLY, FAILURE TO VOTE FOR THE PROPOSED AMENDMENT, EVEN BY ABSTAINING OR FAILING TO BE REPRESENTED AT THE MEETING, CONSTITUTES A VOTE AGAINST THE PROPOSED AMENDMENT. If the change in the Company's name is approved by the stockholders, the Board of Directors intends to make the change effective at the earliest appropriate time consistent with an orderly transition to the new name. The resolution to be presented at the Annual Meeting of Stockholders is as follows:

          RESOLVED, that Article 1 of the Company's Articles of
Amendment and Restatement be amended to read in its entirety as follows:

                           "Article 1

                              NAME

                    The name of the Corporation is 'The
          MicroCap Growth Fund, Inc.' "

               and; further

                    RESOLVED, that the executive
          officers are authorized to prepare, execute and file an amendment to the Company's
          Articles of Amendment and Restatement, to give effect to the foregoing resolution.

            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          Deloitte & Touche has audited and reported upon the financial statements of the Company for the fiscal year ended February 28, 1994 and has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending February 28, 1994. A representative of Deloitte & Touche is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desire to do so and is expected to be available to respond to appropriate questions.

          STOCKHOLDER PROPOSALS FOR 1995 ANNUAL MEETING

          Stockholders who wish to present proposals appropriate for consideration at the Company's 1995 Annual Meeting of Stock-holders must submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than July 27, 1995 in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                        OTHER INFORMATION

          Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

          A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1994 HAS BEEN FURNISHED TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON
SEPTEMBER 22, 1994. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, TOGETHER WITH THE EXHIBITS THERETO, WILL BE PROVIDED TO EACH SUCH STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO:

            COMMONWEALTH ASSOCIATES GROWTH FUND, INC.
                        733 Third Avenue
                    New York, New York  10017

          The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                         By order of the Board of Directors,


                         Michael S. Falk
                         Chairman of the Board

September 27, 1994

               COMMONWEALTH ASSOCIATES GROWTH FUND, INC.
                           733 Third Avenue
                       New York, New York  10017

 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 24, 1994
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Michael S. Falk and Kamal Mustafa, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Commonwealth Associates Growth Fund, Inc. on Monday, October 24, 1994, at the offices of Tenzer, Greenblatt, Fallon & Kaplan, 405 Lexington Avenue, New York, New York 10174 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.    ELECTION OF DIRECTORS:
 / / FOR all nominees listed below             / / WITHHOLD AUTHORITY
     (except as marked to the contrary below).     to vote for all nominees
                                                    listed below.

  James E. Brands and Leonard J. DeRoma to serve as Class I directors until the 1995 Annual Meeting

             Jeffrey Lewis and Kamal Mustafa to serve as Class II
                    directors until the 1996 Annual Meeting

Michael S. Falk to serve as a Class III director until the 1997 Annual Meeting

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
______________________________________________________________________
                          (Continued and to be signed on reverse side)

   2. AMENDMENT TO ARTICLES OF AMENDMENT AND RESTATEMENT TO CHANGE THE COMPANY'S NAME TO "THE MICROCAP GROWTH FUND, INC."
          FOR            AGAINST             ABSTAIN
          / /             / /                  / /
   3. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.
          FOR            AGAINST             ABSTAIN
          / /             / /                  / /
   4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS
     GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

                           DATED:
                           _____________________________________, 1994
                           Please sign exactly as name appears hereon.
                           When shares are held by joint tenants, both
                           should sign.  When  signing as attorney,
                           executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
                           President or other authorized officer.  If a
                           partnership, please sign in partnership name by authorized person.
                           _______________________________________________
                                             Signature
                           _______________________________________________
                                        Signature if held jointly
 Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

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